UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: September 30, 2017

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET FUNDS, INC.

WESTERN ASSET INFLATION INDEXED PLUS BOND FUND

FORM N-Q

SEPTEMBER 30, 2017

WESTERN ASSET INFLATION INDEXED PLUS BOND FUND

Schedule of investments (unaudited)	September 30, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
U.S. TREASURY INFLATION PROTECTED SECURITIES - 90.2%
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	$6,894,594	$7,758,922
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	31,993,530	35,844,437
U.S. Treasury Bonds, Inflation Indexed	3.625%	4/15/28	5,902,728	7,735,384
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	18,698,952	22,593,570
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	21,249,314	28,936,711
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	2,304,707	2,903,907
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	7,042,392	8,922,918
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	11,916,960	11,532,055
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	27,677,250	30,582,157
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	5,291,360	5,053,953
U.S. Treasury Bonds, Inflation Indexed	0.875%	2/15/47	2,940,890	2,902,054
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/19	39,793,184	39,949,455
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/20	43,904,280	44,129,717
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/22	34,809,477	34,994,996
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/23	35,231,471	35,161,681
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/23	5,638,238	5,715,051
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/24	26,228,500	26,797,396
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/24	6,495,048	6,433,435
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/26	25,694,186	26,057,058

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $376,450,273)				384,004,857

ASSET-BACKED SECURITIES - 0.0%
Bear Stearns Asset-Backed Securities Trust, 2003-ABF1 A (1 mo. USD LIBOR + 0.740%)	1.977%	1/25/34	32,092	31,345	(a)
EMC Mortgage Loan Trust, 2003-B A1 (1 mo. USD LIBOR + 0.550%)	2.334%	11/25/41	20,114	19,477	(a)(b)

TOTAL ASSET-BACKED SECURITIES (Cost - $50,475)				50,822

CORPORATE BONDS & NOTES - 5.6%
ENERGY - 4.5%
Energy Equipment & Services - 0.1%
Halliburton Co., Senior Bonds	3.800%	11/15/25	500,000	514,275

Oil, Gas & Consumable Fuels - 4.4%
Anadarko Petroleum Corp., Senior Notes	5.550%	3/15/26	500,000	559,352
Anadarko Petroleum Corp., Senior Notes	6.600%	3/15/46	1,650,000	2,050,058
Apache Corp., Senior Notes	2.625%	1/15/23	500,000	490,679
Apache Corp., Senior Notes	5.100%	9/1/40	300,000	314,853
Apache Corp., Senior Notes	4.750%	4/15/43	2,020,000	2,029,521
BP Capital Markets PLC, Senior Bonds	3.119%	5/4/26	500,000	500,384
BP Capital Markets PLC, Senior Notes	3.588%	4/14/27	2,100,000	2,162,913
Devon Energy Corp., Senior Notes	5.850%	12/15/25	2,500,000	2,886,667
Exxon Mobil Corp., Senior Notes	3.043%	3/1/26	500,000	509,118
Noble Energy Inc., Senior Notes	3.900%	11/15/24	500,000	512,679
Noble Energy Inc., Senior Notes	5.250%	11/15/43	1,990,000	2,094,783
Occidental Petroleum Corp., Senior Notes	3.000%	2/15/27	1,000,000	985,705
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Bonds	5.375%	2/1/27	800,000	837,000
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	7.850%	2/1/26	1,470,000	1,901,854
WPX Energy Inc., Senior Notes	7.500%	8/1/20	580,000	633,650

Total Oil, Gas & Consumable Fuels				18,469,216

TOTAL ENERGY				18,983,491

MATERIALS - 1.1%
Metals & Mining - 1.1%
ArcelorMittal SA, Senior Notes	7.500%	10/15/39	580,000	698,900
Barrick Gold Corp., Senior Notes	5.250%	4/1/42	500,000	574,157
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	500,000	503,992	(b)

See Notes to Schedule of Investments.

WESTERN ASSET INFLATION INDEXED PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2017

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Metals & Mining - (continued)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	$2,380,000	$2,533,176
Teck Resources Ltd., Senior Notes	3.750%	2/1/23	430,000	437,074

TOTAL MATERIALS				4,747,299

TOTAL CORPORATE BONDS & NOTES (Cost - $22,919,823)				23,730,790

SOVEREIGN BONDS - 0.2%
Indonesia - 0.2%
Republic of Indonesia, Senior Notes	5.125%	1/15/45	200,000	221,486	(b)
Republic of Indonesia, Senior Notes	4.750%	7/18/47	400,000	422,234	(b)

TOTAL SOVEREIGN BONDS (Cost - $644,495)				643,720

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 2.8%
U.S. Government Obligations - 2.8%
U.S. Treasury Notes	1.000%	5/31/18	2,000,000	1,996,680
U.S. Treasury Notes	1.250%	10/31/18	10,000,000	9,985,937

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $11,995,909)				11,982,617

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $412,060,975)				420,412,806

			SHARES
SHORT-TERM INVESTMENTS - 1.6%
Western Asset Government Cash Management Portfolio LLC (Cost - $6,662,242)	0.000%		6,662,242	6,662,242	(c)

TOTAL INVESTMENTS - 100.4% (Cost - $418,723,217)				427,075,048
Liabilities in Excess of Other Assets - (0.4)%				(1,541,417)

TOTAL NET ASSETS - 100.0%				$425,533,631

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(c)	In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control. At September 30, 2017, the total market value of investments in Affiliated Companies was $6,662,242 and the cost was $6,662,242 (See Note 2).

Abbreviations used in this table:

LIBOR	— London Interbank Offered Rate

See Notes to Schedule of Investments.

WESTERN ASSET INFLATION INDEXED PLUS BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2017

At September 30, 2017, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation
Contracts to Sell:
U.S. Treasury Long-Term Bonds	50	12/17	$7,818,283	$7,640,625	$177,658

At September 30, 2017, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
EUR	4,278	USD	4,929	Barclays Bank PLC	10/19/17	$132

Abbreviations used in this table:

EUR	— Euro
USD	— United States Dollar

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Inflation Indexed Plus Bond Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

Notes to Schedule of Investments (unaudited) (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-Term Investments†:
U.S. Treasury Inflation Protected Securities	—	$384,004,857	—	$384,004,857
Asset-Backed Securities	—	50,822	—	50,822
Corporate Bonds & Notes	—	23,730,790	—	23,730,790
Sovereign Bonds	—	643,720	—	643,720
U.S. Government & Agency Obligations	—	11,982,617	—	11,982,617

Total Long-Term Investments	—	$420,412,806	—	$420,412,806

Short-Term Investments†	—	6,662,242	—	6,662,242

Total Investments	—	$427,075,048	—	$427,075,048

Other Financial Instruments:
Futures Contracts	$177,658	—	—	$177,658
Forward Foreign Currency Contracts	—	$132	—	132

Total Other Financial Instruments	$177,658	$132	—	$177,790

Total	$177,658	$427,075,180	—	$427,252,838

†	See Schedule of Investments for additional detailed categorizations.

2. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The Fund may invest in Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund managed by Western Asset Management Company, the Fund’s subadviser. Cash Management Portfolio is available as a cash management vehicle for certain proprietary investment companies affiliated with Legg Mason. While Cash Management Portfolio is not a registered money market fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Based on the Fund’s relative ownership, the following companies were considered affiliated companies for all or some portion of the period ended September 30, 2017. The following transactions were effected in shares of such companies for the period ended September 30, 2017.

	Affiliate Value at December 31, 2016	Purchased		Sold		Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at September 30, 2017
		Cost	Shares	Cost	Shares
Western Asset Government Cash Management Portfolio LLC	—	$60,564,642	60,564,642	$53,902,400	5,800,000	—	$20,490	—	$6,662,242

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date: November 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date: November 27, 2017

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date: November 27, 2017